DEAR SHAREHOLDER:

Bond markets both here in the U.S. and abroad have continued to perform well since our May 1995 letter. Leadership during the first half of the year, however, was clearly held by the U.S.-- where steadily falling interest rates and the expectation for low inflation sparked an outstanding rally. However, more recently, we have seen a shift in leadership away from the domestic markets towards overseas markets.

During the past 12 months, the Trust's total return at net asset value was 9.51%, with a dividend yield of 9.48% for the month ended October 31, 1995(1)

INVESTMENT BREAKDOWN:
OPPENHEIMER MULTI-SECTOR INCOME
TRUST AS OF 10/31/95(2)

[GRAPH]

- U.S. corporate bonds & notes: 32.2%
- U.S. Government Obligations:
     Agency: 21.5%
- Foreign government obligations: 18.8%
- U.S. government obligations:
     Treasury: 11.0%
- Short-term securities: 7.6%
- Foreign corporate bonds & notes: 6.1%
- Equity securities: 1.6%
- Structured notes: 1.2%

As we've stated previously, one of the key benefits of the Trust is its ability to allocate assets strategically among U.S. government issues, foreign fixed-income securities, and higher- yielding U.S. corporate bonds and, as such, capitalize on world wide investment opportunities. At the same time, allocating the Trust's assets among three distinct fixed-income sectors can provide the diversification necessary to lower risk. As of the last writing, over 70% of the portfolio was invested in domestic bonds--a strategy that served the Trust well during the spring rally...especially our investment in U.S. corporate bonds.(2)

Currently, 65% of the portfolio is invested in U.S. bonds, with 35% in U.S. government bonds and 30% in corporate bonds. Within U.S. government bonds, your managers favor short-term bonds because they typically offer most of the income of longer-term bonds, but with lower price fluctuation during interest rate changes. U.S. corporate bonds offer high income, but have returns that tend to have a low correlation to U.S. government bonds; thus, they provide an important level of diversification to the portfolio.

In foreign markets, our focus is on government bonds in both developed and emerging markets. Though European bonds have begun to close the gap with U.S. bonds, they're still at premium yields compared to domestic bonds. And emerging market bonds are benefiting from a stronger dollar and the level of stability it offer dollar-linked markets. Of course, foreign investments are always subject to greater expenses and risks, such as adverse currency fluctuations. But over time the long-term returns may more than compensate for temporary risk, especially when these investments are part of a diversified portfolio.

High yields relative to both the U.S. and developed foreign markets, plus renewed price stability, are compelling arguments for emerging market bonds. Some of our largest foreign positions are in the United Kingdom, Mexico and Brazil. Though their economies are different in many ways, their bond markets share the characteristics we're looking for--high income and value.

Your managers feel confident that this is an excellent environment for fixed-income investors worldwide. Interest rates and inflation are low globally, which has led to prices that have been predominantly stable and rising. And, despite some mixed signals recently, the American economy appears to be maintaining a steady, sustainable growth rate, while the economies of Europe and Latin America are improving.

In 1995, the U.S. was the clear winner. Next year it could be Europe or Asia. Or even Latin America. We're confident that by being able to diversify investments throughout the world, we will be positioned to participate in any environment.

Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your financial goals in the future.

                     Sincerely,

                     /s/ DONALD W. SPIRO
                     --------------------
                     Donald W. Spiro
                     President
                     Oppenheimer Multi-Sector Income Trust

                     November 21, 1995

1. Total return is based on the change in net asset value per share from 10/31/94 to 10/31/95, without deducing any brokerage costs. Dividend yield is determined by analyzing the October 1995 dividend of $0.078 and dividing by the closing price on the New York Stock Exchange of $9.875 per share on 10/27/95 (payment date). Past performance does not guarantee future results.

2. Portfolio composition is subject to change. Chart is based on total investments at market value rather than net assets.

STATEMENT OF INVESTMENTS October 31, 1995
Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
U.S. GOVERNMENT SECTOR -- 11.2%
TREASURY -- 11.2%
U.S. Treasury Bonds:
  8.125%, 8/15/19 (2)..............................................    $    7,893,000        $  9,501,199
  8.75%, 5/15/20...................................................         4,000,000           5,132,500
  8.875%, 8/15/17..................................................         8,020,000          10,313,213
U.S. Treasury Nts., 8%, 5/15/01....................................         7,300,000           8,039,125
                                                                                             ------------
Total U.S. Government Sector (Cost $30,938,107)....................                            32,986,037
                                                                                             ------------

                                                                           Units
                                                                       --------------
CONVERTIBLE SECTOR -- 1.1%
RIGHTS, WARRANTS AND CERTIFICATES -- 0.3%
American Telecasting, Inc. Wts., Exp. 6/99.........................             4,750              15,438
Ames Department Stores, Inc.:
  Excess Cash Flow Payment Certificates, Series AG-7A..............            40,300                 403
  Litigation Trust.................................................           128,889               1,289
Becker Gaming, Inc. Wts., Exp. 11/00 (3)...........................            25,000              25,000
Federated Department Stores, Inc. Wts.:
  Cl. C, Exp. 12/99................................................            26,963             182,000
  Cl. D, Exp. 12/01................................................            26,963             185,371
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99.....................             1,000              10,000
Gaylord Container Corp. Wts., Exp. 7/96............................            50,625             363,867
OSI Specialties Corp. Wts., 4/99 (4)...............................               500               3,250
Purity Supreme, Inc. Wts., Exp. 8/97 (3)...........................             7,797                 156
SD Warren Co. Wts., Exp. 12/06 (4).................................            20,000             140,000
Terex Corp. Rts., Exp. 7/96 (4)....................................               186                   9
                                                                                             ------------
                                                                                                  926,783
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                                             Market Value
                                                                           Shares             See Note 1
                                                                       --------------        ------------
PREFERRED STOCKS -- 0.8%
California Federal Bank, 10.625% Non-Cum., Series B................             1,995        $    215,460
First Nationwide Bank, 11.50% Non-Cum. ............................            10,000           1,135,000
SD Warren Co., 14% Sr. Exchangeable Preferred Stock (4)............            20,000             650,000
SDW Holdings Corp., Units (each unit consists of ten shares of sr.
  exchangeable preferred stock and one cl. B warrant to purchase
  one share of common stock) (4)(5)(6).............................             1,875             543,750
                                                                                             ------------
                                                                                                2,544,210
                                                                                             ------------
Total Convertible Sector (Cost $2,732,855).........................                             3,470,993
                                                                                             ------------
CORPORATE SECTOR -- 31.8%
COMMON STOCKS -- 0.4%
Capital Gaming International, Inc. (6).............................             7,198               1,539
Gaylord Container Corp. (6)........................................            20,000             152,500
Grand Union Co. (6)................................................            40,000             430,000
Hollywood Casino Corp. (6).........................................            40,000             245,000
Kash 'N Karry Food Stores, Inc. (6)................................            10,000             220,000
Triangle Wire & Cable, Inc. (3)(6).................................            84,444             168,888
                                                                                             ------------
                                                                                                1,217,927
                                                                                             ------------

                                                                            Face
                                                                         Amount(1)
                                                                       --------------

CORPORATE BONDS AND NOTES -- 31.4%
BASIC INDUSTRY -- 3.9%
Chemicals -- 0.2%
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03................    $      500,000             532,500
                                                                                             ------------
Metals/Mining -- 1.3%
Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03........         1,000,000           1,072,850
Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02.........         2,000,000           2,055,000
UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05..........           530,000             597,575
                                                                                             ------------
                                                                                                3,725,425
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Paper -- 2.1%
Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01..................    $      500,000        $    515,000
Repap Wisconsin, Inc.:
  9.25% First Priority Sr. Sec. Nts., 2/1/02.......................         2,250,000           2,182,500
  9.875% Second Priority Sr. Nts., 5/1/06..........................           750,000             727,500
Riverwood International Corp., 11.25% Sr. Sub. Nts., 6/15/02.......           650,000             695,500
SD Warren Co., 12% Sr. Sub. Nts., 12/15/04.........................         1,150,000           1,282,250
Stone Container Corp., 10.75% First Mtg. Nts., 10/1/02.............           750,000             787,500
                                                                                             ------------
                                                                                                6,190,250
                                                                                             ------------
Steel -- 0.3%
WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02............         1,000,000             962,500
                                                                                             ------------
CONSUMER RELATED -- 8.4%
Consumer Products -- 0.9%
Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
  Series B, 10.591%, 5/27/98 (14)..................................         1,250,000             998,438
Revlon Consumer Products Corp., 10.50% Sr. Sub. Nts.,
  Series B, 2/15/03................................................           500,000             516,875
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05 (4)................           500,000             481,875
Selmer Co., Inc., 11% Sr. Sub. Nts., 5/15/05.......................           500,000             492,500
                                                                                             ------------
                                                                                                2,489,688
                                                                                             ------------
Food/Beverages/Tobacco -- 0.7%
Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03.............         1,000,000           1,002,500
Di Giorgio Corp., 12% Sr. Nts., 2/15/03............................           750,000             579,375
Specialty Foods Corp., 11.125% Sr. Nts., Series A, 10/1/02 (4).....           500,000             477,500
                                                                                             ------------
                                                                                                2,059,375
                                                                                             ------------
Healthcare -- 2.0%
AmeriSource Corp., 11.25% Sr. Debs., 7/15/05 (7)...................           250,000             271,250
Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04...............         1,000,000           1,087,500
Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02.........         1,500,000           1,650,000
Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05..............         1,500,000           1,623,750
Total Renal Care, Inc., Units (each unit consists of $1,000
  principal amount of 0%/12% sr. sub. disc. nts., 8/15/04 and nine
  shares of non-voting Cl. B common stock) (5)(8)..................         1,150,000           1,155,750
                                                                                             ------------
                                                                                                5,788,250
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                             Face             Market Value
                                                                          Amount(1)            See Note 1
                                                                        --------------        ------------
Hotel/Gaming -- 3.5%
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00
  (3)..............................................................    $      550,000        $    434,500
Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04.........................           500,000             542,500
Bally's Casino Holdings, Inc., Zero Coupon Sr. Disc. Nts., 10.901%,
  6/15/98 (14).....................................................           500,000             388,125
Bally's Park Place Funding, Inc., 9.25% Gtd. First Mtg. Nts.,
  3/15/04..........................................................           500,000             495,625
Boyd Gaming Corp., 10.75% Sr. Sub. Nts., 9/1/03....................           750,000             793,125
Capital Gaming International, Inc. Promissory Nts. (6).............             5,500                  --
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A,
  11/15/00 (3)(6)..................................................           200,000             178,000
Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02...         1,250,000           1,262,500
HMH Properties, Inc., 9.50% Sr. Sec. Nts., 5/15/05 (4).............         1,000,000           1,007,500
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02
  (4)..............................................................           500,000             526,250
Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05 (4).......         1,500,000           1,470,000
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03................         1,700,000           1,644,750
Trump Plaza Funding, Inc., 10.875% Gtd. Mtg. Nts., 6/15/01.........           850,000             799,000
Trump Taj Mahal Funding, Inc., 11.35% Debs., Series A, 11/15/99....         1,000,000             859,685
                                                                                             ------------
                                                                                               10,401,560
                                                                                             ------------
Restaurants -- 0.5%
Carrols Corp., 11.50% Sr. Nts., 8/15/03............................           500,000             500,000
Flagstar Corp., 10.75% Sr. Nts., 9/15/01...........................           500,000             466,250
Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99............................           500,000             463,750
                                                                                             ------------
                                                                                                1,430,000
                                                                                             ------------
Textile/Apparel -- 0.8%
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03...         1,000,000             945,000
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05...........         1,500,000           1,507,500
                                                                                             ------------
                                                                                                2,452,500
                                                                                             ------------
ENERGY -- 2.5%
Chesapeake Energy Corp., 10.50% Sr. Nts., 6/1/02...................           500,000             507,500
Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05............           500,000             523,750
Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01.......         1,000,000           1,052,500
Giant Industries, Inc., 9.75% Sr. Sub. Nts., 11/15/03..............           250,000             255,000
Kelley Oil & Gas Corp., 13.50% Sr. Nts., 6/15/99...................           850,000             726,750
OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02............         1,000,000           1,137,500

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
ENERGY (CONTINUED)
Petroleum Heat & Power Co., Inc.:
  12.25% Sub. Debs., 2/1/05........................................    $      750,000        $    828,750
  9.375% Sub. Debs., 2/1/06........................................           400,000             380,000
Santa Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04.......         1,000,000           1,075,000
United Meridian Corp., 10.375% Sr. Sub. Nts., 10/15/05.............           700,000             719,250
                                                                                             ------------
                                                                                                7,206,000
                                                                                             ------------
FINANCIAL SERVICES -- 1.1%
Diversified Financial -- 0.6%
GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98......................           750,000             671,250
Olympic Financial Ltd., 13% Sr. Nts., 5/1/00.......................         1,000,000           1,095,000
                                                                                             ------------
                                                                                                1,766,250
                                                                                             ------------
Insurance -- 0.5%
American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04...........           790,000             825,550
Chartwell Re Corp., 10.25% Sr. Nts., 3/1/04........................           500,000             502,500
                                                                                             ------------
                                                                                                1,328,050
                                                                                             ------------
HOUSING RELATED -- 1.2%
Building Materials -- 0.9%
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03........................         1,000,000             945,000
Southdown, Inc., 14% Sr. Sub. Nts., Series B, 10/15/01.............         1,500,000           1,657,500
                                                                                             ------------
                                                                                                2,602,500
                                                                                             ------------
Homebuilders/Real Estate -- 0.3%
NVR, Inc., 11% Gtd. Sr. Nts., 4/15/03..............................           500,000             487,500
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Nts.,
  4/1/02...........................................................           500,000             518,750
                                                                                             ------------
                                                                                                1,006,250
                                                                                             ------------
MANUFACTURING -- 1.5%
Aerospace/Electronics/Computers -- 0.5%
Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01.......................           500,000             517,500
Unisys Corp., 13.50% Credit Sensitive Nts., 7/1/97 (9).............         1,000,000           1,025,000
                                                                                             ------------
                                                                                                1,542,500
                                                                                             ------------
Automotive -- 1.0%
Aftermarket Technology Corp., 12% Sr. Sub. Nts., Series B,
  8/1/04...........................................................         1,350,000           1,434,375
Foamex LP/JPS Automotive Corp., 0%/14% Sr. Disc. Nts.,
  Series B, 7/1/04 (8).............................................         1,000,000             562,500
JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01...........         1,000,000           1,015,000
                                                                                             ------------
                                                                                                3,011,875
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Capital Goods -- 0.0%
Farley, Inc., Zero Coupon Sub. Debs., 14.167%, 12/30/12 (14).......    $      198,000        $     19,107
                                                                                             ------------
MEDIA -- 4.6%
Broadcasting -- 1.5%
New World Communications Group Holding Corp., Zero Coupon Sr. Disc.
  Nts., Series B, 11.907%, 6/15/99 (14)............................         1,250,000             843,750
Paxson Communications Corp., 11.625% Sr. Sub. Nts.,
  10/1/02 (4)......................................................           500,000             492,500
Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05.........         1,600,000           1,652,000
Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01....         1,300,000           1,417,000
                                                                                             ------------
                                                                                                4,405,250
                                                                                             ------------
Cable Television -- 2.5%
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts.,
  6/15/04 (8)......................................................         1,022,000             666,855
Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05..............           300,000             302,250
Cablevision Industries Corp., 10.75% Sr. Nts., 1/30/02.............           500,000             545,625
Century Communications Corp., 9.50% Sr. Nts., 3/1/05...............         1,000,000           1,012,500
Comcast Corp., 10.625% Sr. Sub. Debs., 7/15/12.....................           500,000             550,000
Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13.............           800,000             844,000
Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B,
  11/1/03 (9)......................................................           625,000             584,375
International CableTel, Inc., 0%/10.875% Sr. Deferred Coupon Nts.,
  10/15/03 (8).....................................................         1,000,000             682,500
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp., 0%/13.50%
  Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04 (8)..................           250,000             175,000
People's Choice TV Corp., Units (each unit consists of $1,000 principal amount of 0%/13.125% sr. disc. nts., 6/1/04 and one
  warrant to purchase 1.427 shares of common stock) (5)(8).........           250,000             139,375
PriCellular Wireless Corp., 0%/12.25% Sr. Sub. Disc. Nts., 10/1/03
  (8)..............................................................         1,700,000           1,258,000
Wireless One, Inc., Units (each unit consists of $1,000 principal amount of 13% sr. nts. and three warrants to purchase one share
  of common stock at $11.55) (5)...................................           650,000             674,375
                                                                                             ------------
                                                                                                7,434,855
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Diversified Media -- 0.5%
Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts.,
  8/1/03 (8).......................................................    $    2,000,000        $  1,605,000
                                                                                             ------------
Publishing/Printing -- 0.1%
Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs.,
  Series B, 3/1/05 (8).............................................           500,000             315,000
                                                                                             ------------
OTHER -- 0.6%
Environmental -- 0.1%
Envirotest Systems Corp., 9.125% Sr. Nts., 3/15/01.................           500,000             392,500
                                                                                             ------------
Services -- 0.5%
Protection One Alarm Monitoring, Inc., Units (each unit consists of ten $1,000 principal amount of 0%/13.625% sr. sub. disc. nts.,
  6/30/95 and 32 warrants, each warrant entitles holder to purchase
  1 share of Protection One, Inc. common stock) (4)(5).............         2,000,000           1,430,000
                                                                                             ------------
RETAIL -- 3.9%
Drug Stores -- 0.5%
Duane Reade, 12% Sr. Nts., Series B, 9/15/02.......................           750,000             691,875
Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03....................           750,000             798,750
                                                                                             ------------
                                                                                                1,490,625
                                                                                             ------------
Specialty Retailing -- 1.2%
Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts.,
  Series B, 9/1/03.................................................         1,000,000             932,500
Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01................           750,000             746,250
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03................           850,000             837,250
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05 (4).....         1,000,000           1,075,000
                                                                                             ------------
                                                                                                3,591,000
                                                                                             ------------
Supermarkets -- 2.2%
Grand Union Co., 12% Sr. Nts., 9/1/04..............................         3,100,000           2,999,250
Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03 (7).......           899,600             884,569
Penn Traffic Co., 9.625% Sr. Sub. Nts., 4/15/05....................         3,000,000           2,190,000
Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04......................           500,000             503,750
                                                                                             ------------
                                                                                                6,577,569
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
TRANSPORTATION -- 0.9%
Railroads -- 0.6%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc.
  Nts., Series B, 12/15/03 (8).....................................    $    2,500,000        $  1,637,500
                                                                                             ------------
Shipping -- 0.3%
Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04..........           900,000             922,500
                                                                                             ------------
UTILITIES -- 2.8%
Electric Utilities -- 0.1%
DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00..........           300,000             264,750
                                                                                             ------------
Telecommunications -- 2.7%
Cellular Communications International, Inc., Units (each unit consists of $1,000 principal amount of zero coupon sr. disc.
  nts., 8/15/00 and one warrant to purchase 1.126 shares of common
  stock) (5).......................................................         2,500,000           1,425,000
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03 (8)..........         2,000,000           1,560,000
Horizon Cellular Telephone LP/Horizon Finance Corp., 0%/11.375%
  Sr. Sub. Disc. Nts., 10/1/00 (8).................................         2,000,000           1,710,000
In-Flight Phone Corp., Units (each unit consists of $1,000
  principal amount of 0%/14% sr. disc. nts., series A, 5/15/02 and
  one warrant to purchase one share of common stock) (4)(5)(8).....           900,000             360,000
IntelCom Group (USA), Inc. (ICG) and IntelCom Group, Inc., Units
  (each unit consists of ten 0%/13.50% sr. disc. nts., 9/15/05 of
  ICG and 33 warrants to purchase an equal number of common shares of IntelCom at an exercise price equal to $12.51 per share)
  (4)(5)(8)........................................................         1,250,000             706,250
MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04 (8)....           700,000             542,500
PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01
  (8)..............................................................         2,000,000           1,700,000
                                                                                             ------------
                                                                                                8,003,750
                                                                                             ------------
Total Corporate Sector (Cost $92,473,078)..........................                            93,802,806
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
INTERNATIONAL SECTOR -- 32.0%
FOREIGN CERTIFICATES OF DEPOSIT -- 5.4%
Bank Pacific CD, Zero Coupon, 17.947%, 3/5/96 (10)(14) (IDR).......     1,000,000,000        $    412,373
Citibank, 11.75% CD, 11/8/95 (10) (CLP)............................     2,483,246,287           5,988,775
CS First Boston, Inc. CD,
  15.75%, 6/11/96 (4)(10) (IDR)....................................     4,448,000,000           1,958,608
  12.50%, 12/21/95 (4)(10) (ARA)...................................         1,500,000           1,500,191
Indonesia (Republic of) Bank Negara CD, Zero Coupon, 15.909%,
  6/17/96 (10)(14) (IDR)...........................................     4,000,000,000           1,582,563
Thai Military Bank Ltd. CD:
  11%, 11/30/95 (10) (THB).........................................        75,000,000           2,980,919
  11%, 12/15/95 (10) (THB).........................................        20,000,000             794,912
  10%, 1/31/96 (10) (THB)..........................................        20,000,000             794,671
                                                                                             ------------
                                                                                               16,013,012
                                                                                             ------------
FOREIGN CORPORATE BONDS AND NOTES -- 6.2%
BASIC INDUSTRY -- 0.9%
Paper -- 0.9%
APP International Finance Co. BV, 11.75% Gtd. Sec. Nts., 10/1/05...           500,000             512,500
QUNO Corp., 9.125% Sr. Nts., 5/15/05...............................         1,500,000           1,507,500
Repap New Brunswick, Inc., 9.25% First Priority Sr. Sec. Nts.,
  7/15/00 (9)......................................................           600,000             600,000
                                                                                             ------------
                                                                                                2,620,000
                                                                                             ------------
CONSUMER RELATED -- 0.6%
Textile/Apparel -- 0.6%
PT Polysindo Eka Perkasa:
  13% Sr. Nts., 6/15/01............................................         1,000,000           1,045,000
  Zero Coupon Promissory Nts., 17.899%, 10/23/96 (14) (IDR)........     2,000,000,000             704,535
                                                                                             ------------
                                                                                                1,749,535
                                                                                             ------------
FINANCIAL SERVICES -- 2.7%
Banks & Thrifts -- 1.9%
Banco Bamerindus do Brasil SA:
  10.50% Debs., 6/23/97............................................           500,000             475,000
  11% Unsub. Unsec. Nts., 11/24/97.................................         1,800,000           1,710,000
Banco Ganadero SA, Zero Coupon:
  Nts., 9.928%, 7/1/96 (4)(14).....................................         1,000,000             938,636
  Sr. Unsub. Unsec. Nts., 9.928%, 6/15/96 (4)(14)..................           500,000             471,338

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Banks & Thrifts (Continued)
Banco Mexicano SA, 8% Sr. Unsub. Unsec. Exchangeable Medium-Term
  Nts., 11/4/98....................................................    $    1,000,000        $    861,250
Morgan Stanley Group, 14.25% Indian Rupee Indexed Nts.,
  6/26/96 (INR)....................................................        15,705,000             459,210
Rabobank Nederland, 11.05% Sr. Unsec. Debs., 12/12/97 (ITL)........     1,175,000,000             742,598
                                                                                             ------------
                                                                                                5,658,032
                                                                                             ------------
Diversified Financial -- 0.8%
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98..................         1,250,000           1,043,750
KfW International Finance, Inc., 11.625% Gtd. Nts., 11/27/98
  (ITL)............................................................     2,175,000,000           1,393,356
                                                                                             ------------
                                                                                                2,437,106
                                                                                             ------------
MEDIA -- 1.4%
Cable Television -- 1.1%
Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04 (8).........         1,250,000             854,688
Diamond Cable Communications PLC, 0%/13.25% Sr. Disc. Nts., 9/30/04
  (8)..............................................................           750,000             513,750
TeleWest Communications PLC, 0%/11% Sr. Disc. Debs., 10/1/07 (8)...         2,000,000           1,170,000
Videotron Holdings PLC, 0%/11% Sr. Disc. Nts., 8/15/05 (8).........         1,000,000             596,250
                                                                                             ------------
                                                                                                3,134,688
                                                                                             ------------
Entertainment/Film -- 0.3%
Imax Corp., 7% Sr. Nts., 3/1/01 (11)...............................         1,000,000             967,500
                                                                                             ------------
OTHER -- 0.6%
Services -- 0.6%
Acetex Corp., 9.75% Sr. Sec. Nts., 10/1/03 (4).....................         1,750,000           1,802,500
                                                                                             ------------
FOREIGN GOVERNMENT OBLIGATIONS -- 19.0%
Argentina -- 1.3%
Argentina (Republic of):
  Medium-Term Nts., 8%, 8/9/97 (NLG)...............................         5,800,000           3,597,154
  Sr. Unsec. Unsub. Bonds, 13.45%, 10/21/97 (ITL)..................       450,000,000             284,576
                                                                                             ------------
                                                                                                3,881,730
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Australia -- 1.4%
First Australia National Mortgage Acceptance Corp. Ltd. Bonds,
  Series 22, 11.40%, 12/15/01 (AUD)................................         3,877,320        $  3,173,724
South Australia Government Finance Gtd. Bonds,
  12.50%, 10/15/00 (AUD)...........................................         1,150,000           1,016,120
                                                                                             ------------
                                                                                                4,189,844
                                                                                             ------------
Brazil -- 1.3%
Banco do Estado de Sao Paulo SA Nts., 9.25%, 10/4/96...............         1,000,000             960,000
Banco Estado Minas Gerais, 8.25%, 2/10/00..........................         1,000,000             820,000
Brazil (Federal Republic of) Eligible Interest Bonds, 6.812%,
  4/15/06 (9)......................................................         3,000,000           1,995,000
                                                                                             ------------
                                                                                                3,775,000
                                                                                             ------------
Bulgaria -- 0.8%
Bulgaria (Republic of) Interest Arrears Bonds, 6.75%, 7/28/11
  (9)..............................................................         5,500,000           2,440,625
                                                                                             ------------
Costa Rica -- 0.4%
Central Bank of Costa Rica Principal Bonds, Series A, 6.25%,
  5/21/10..........................................................         1,900,000           1,111,500
                                                                                             ------------
Ecuador -- 0.2%
Ecuador (Republic of) Disc. Bonds, 6.812%, 2/28/25 (9).............         1,500,000             750,000
                                                                                             ------------
Great Britain -- 1.2%
United Kingdom Treasury Nts., 12.50%, 11/21/05 (GBP)...............         1,800,000           3,597,315
                                                                                             ------------
Ireland -- 0.3%
National Treasury Management Agency (Irish Government) Bonds, 9%,
  7/15/01 (IEP)....................................................           575,000             993,529
                                                                                             ------------
Jamaica -- 0.2%
Jamaica (Government of) 1990 Refinancing Agreement Nts., Tranche A,
  6.75%, 10/16/00 (3)(9)...........................................           875,000             783,125
                                                                                             ------------
Jordan -- 0.1%
Hashemite Kingdom of Jordan Par Bonds, 4%, 12/23/23 (11)...........           500,000             233,750
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Mexico -- 1.9%
Banco Nacional de Comercio Exterior SNC, Zero Coupon, 11.310%,
  12/5/95 (4)(14)..................................................    $    1,500,000        $  1,488,000
Banco Nacional de Obras y Servicios Publicos SA Nts., 10.75%,
  8/16/96..........................................................           500,000             504,375
United Mexican States:
  Combined Facility 3, Loan Participation Agreement, Tranche A,
    6.75%, 9/20/97 (3)(9)..........................................           413,723             287,020
  Nacional Financiera SNC Nts., 13.60%, 4/2/98 (ESP)...............       100,000,000             803,681
  Petroleos Mexicanos Gtd. Medium-Term Nts., 7.60%, 6/15/00........         1,000,000             862,500
  Petroleos Mexicanos Gtd. Sr. Unsec. Nts., 6.875%, 3/8/99 (9).....         2,000,000           1,770,000
                                                                                             ------------
                                                                                                5,715,576
                                                                                             ------------
Morocco -- 1.5%
Morocco (Kingdom of) Loan Participation Agreement:
  Tranche A, 6.688%, 1/1/09 (9)....................................         6,000,000           3,626,250
  Tranche B, 6.688%, 1/1/04 (9)....................................         1,000,000             676,250
                                                                                             ------------
                                                                                                4,302,500
                                                                                             ------------
New Zealand -- 1.6%
New Zealand (Republic of) Bonds, 10%, 7/15/97 (NZD)................         6,800,000           4,669,442
                                                                                             ------------
Norway -- 1.0%
Norwegian Government Gtd. Bonds, 9.50%, 10/31/02 (NOK).............        15,700,000           2,905,074
                                                                                             ------------
Panama -- 1.0%
Panama (Republic of) Debs., 7.25%, 5/10/02 (9).....................         3,500,000           2,870,000
                                                                                             ------------
Philippines -- 0.3%
Philippines (Republic of) Front-Loaded Interest Reduction Bonds,
  Series B, 5%, 6/1/08 (11)........................................         1,000,000             765,625
                                                                                             ------------
Poland -- 0.6%
Poland (Republic of):
  Disc. Bonds, 6.875%, 10/27/24 (9)................................         2,000,000           1,532,500
  Treasury Bills, Zero Coupon, 24.957%, 4/17/96 (14) (PLZ).........         1,000,000             364,614
                                                                                             ------------
                                                                                                1,897,114
                                                                                             ------------

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
Portugal -- 1.0%
Portugal (Republic of) Gtd. Bonds, Obrigicion do tes Medio Prazo,
  11.875%, 2/23/00 (PTE)...........................................       410,000,000        $  2,859,533
                                                                                             ------------
Spain -- 2.0%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
  12.25%, 3/25/00 (ESP)............................................       683,000,000           5,904,248
                                                                                             ------------
Sweden -- 0.9%
Sweden (Kingdom of) Bonds, Series 1028, 11%, 1/21/99 (SEK).........        15,800,000           2,519,647
                                                                                             ------------

                                                                   Date      Strike   Contracts
                                                                  -------    ------   ---------
PUT OPTIONS PURCHASED -- 0.1%
Brazil (Federal Republic of) Eligible Interest Bonds,
  6.812%, 4/15/06, Put Opt......................................  Jan. 96    $64.75     3,000            44,100
Morocco (Kingdom of) Loan Participation Agreement, Tranche A,
  6.688%, 1/1/09, Put Opt.......................................  Jan. 96     60.25     6,000           161,610
                                                                                                  -------------
                                                                                                        205,710
                                                                                                  -------------

                                                                            Face
                                                                         Amount(1)
                                                                       --------------
STRUCTURED INSTRUMENTS -- 1.3%
Canadian Imperial Bank, 10% Certificate of Deposit British Pound
  Sterling Maximum Rate Linked Nts., 11/8/96 (indexed to the
  3-month GBP LIBOR, multiplied by 9) (3)..........................    $      750,000             762,300
Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
  13.471%, 12/14/95 (indexed to the Nota Do Tesouro Nacional, Zero
  Coupon, 12/13/95) (14)...........................................         1,500,000           1,477,392
Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts.,
  11.245%, 2/15/96 (indexed to the Nota Do Tesouro Nacional, Zero
  Coupon, 2/15/96) (14)............................................         1,500,000           1,452,954
                                                                                             ------------
                                                                                                3,692,646
                                                                                             ------------
Total International Sector (Cost $94,485,900)......................                            94,445,906
                                                                                             ------------
MORTGAGE-BACKED OBLIGATIONS -- 23.0%
GOVERNMENT AGENCY -- 21.8%
FHLMC/FNMA/Sponsored -- 9.6%
Federal Home Loan Mortgage Corp.:
  Certificates of Participation, 12%, 5/1/10-6/1/15................         3,050,721           3,453,450

Oppenheimer Multi-Sector Income Trust

                                                                            Face             Market Value
                                                                         Amount(1)            See Note 1
                                                                       --------------        ------------
FHLMC/FNMA/Sponsored (Continued)
  Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
    Participation Certificates, 6.65%, 4/15/21.....................    $    4,700,000        $  4,648,582
Gtd. Multiclass Mtg. Participation Certificates, 8%, 8/1/24........         4,525,714           4,638,857
Federal National Mortgage Assn.:
  11%, 7/1/16......................................................         1,279,171           1,438,269
  7.50%, 8/1/25....................................................         3,179,759           3,212,543
  Certificates of Participation, 13%, 6/1/15.......................         1,724,607           2,019,395
  Interest-Only Stripped Mtg.-Backed Security, Trust 222, Cl. 2,
    9.23%, 6/1/23 (12).............................................        27,415,219           8,211,715
  Interest-Only Stripped Mtg.-Backed Security, Trust 240, Cl. 2,
    11.315%, 9/1/23 (12)...........................................         1,999,445             611,081
                                                                                             ------------
                                                                                               28,233,892
                                                                                             ------------
GNMA/Guaranteed -- 12.2%
Government National Mortgage Assn.:
  12%, 11/20/13-9/20/15............................................           941,201           1,070,024
  6%, 11/15/25 (13)................................................         8,500,000           8,515,938
  7.50%, 8/15/25-9/15/25...........................................        12,228,164          12,362,654
  8%, 5/15/24-9/15/24..............................................        13,550,481          13,944,264
                                                                                             ------------
                                                                                               35,892,880
                                                                                             ------------
PRIVATE -- 1.2%
Commercial -- 1.2%
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
  Series 1992-CHF, Cl. E, 8.25%, 12/25/20..........................         3,735,857           3,594,011
                                                                                             ------------
Total Mortgage-Backed Obligations (Cost $67,771,931)...............                            67,720,783
                                                                                             ------------
MONEY MARKET SECTOR -- 2.2%
Repurchase agreement with Zion First National Bank, 5.85%, dated
  10/31/95, to be repurchased at $6,601,073 on 11/1/95,
  collateralized by U.S. Treasury Nts., 4.375%-7.25%,
  8/15/96-5/15/97, with a value of $6,741,230 (Cost $6,600,000)....         6,600,000           6,600,000
                                                                                             ------------
Total Investments, at Value (Cost $295,001,871)....................            101.3%         299,026,525
Liabilities in Excess of Other Assets..............................             (1.3)          (3,898,202)
                                                                       --------------        ------------
Net Assets.........................................................            100.0%        $295,128,323
                                                                       ==============        ============

Oppenheimer Multi-Sector Income Trust

 (1) Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARA     --  Argentine Austral
AUD     --  Australian Dollar
CLP     --  Chilean Peso
ESP     --  Spanish Peseta
GBP     --  British Pound Sterling
IDR     --  Indonesian Rupiah
IEP     --  Irish Punt
INR     --  Indian Rupee
ITL     --  Italian Lira
NLG     --  Netherlands Guilder
NOK     --  Norwegian Krone
NZD     --  New Zealand Dollar
PLZ     --  Polish Zloty
PTE     --  Portuguese Escudo
SEK     --  Swedish Krona
THB     --  Thai Baht

 (2) A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                              FACE AMOUNT                                                MARKET
                                                              SUBJECT TO      EXPIRATION     EXERCISE     PREMIUM        VALUE
                                                                 CALL            DATE         PRICE       RECEIVED     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
Call Option on Bulgaria (Republic of) Interest Arrears
 Bonds, 6.75%, 7/28/11....................................    $5,500,000        1/22/96       $45.00      $78,650       $ 64,350
Call Option on Spain (Kingdom of) Gtd. Bonds, Bonos y
 Obligacion del Estado, 12.25%, 3/25/00...................    271,000,000ESP   11/24/95       105.47ESP    12,797         17,069
                                                                                                          -------      ---------
                                                                                                          $91,447       $ 81,419
                                                                                                          =======      =========

 (3) Identifies issue considered to be illiquid -- See Note 6 of Notes to Financial Statements.
 (4) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $17,523,157 or 5.94% of the Fund's net assets, at October 31, 1995.
 (5) Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
 (6) Non-income producing security.
 (7) Interest or dividend is paid in kind.
 (8) Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
 (9) Represents the current interest rate for a variable rate security.
(10) Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
(11) Represents the current interest rate for an increasing rate security.
(12) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
(13) When-issued security to be delivered and settled after October 31, 1995.
(14) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
Oppenheimer Multi-Sector Income Trust

ASSETS:
Investments, at value (cost $295,001,871) -- see accompanying statement.................   $299,026,525
Net unrealized appreciation on forward foreign currency exchange contracts -- Note 7....        350,436
Receivables:
  Interest and principal paydowns.......................................................      6,686,995
  Investments sold......................................................................      5,452,532
Other...................................................................................        143,783
                                                                                           ------------
    Total assets........................................................................    311,660,271
                                                                                           ------------
LIABILITIES:
Bank overdraft..........................................................................        568,379
Options written, at value (premiums received $91,447) -- Note 4.........................         81,419
Payables and other liabilities:
  Investments purchased.................................................................     15,357,437
  Dividends.............................................................................        244,262
  Deferred trustees' fees -- Note 1.....................................................        113,074
  Management and administrative fees -- Note 5..........................................         60,548
  Transfer agent and accounting services fees...........................................         15,161
  Other.................................................................................         91,668
                                                                                           ------------
    Total liabilities...................................................................     16,531,948
                                                                                           ------------
NET ASSETS..............................................................................   $295,128,323
                                                                                           ============
COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest..............................................   $    291,161
Additional paid-in capital..............................................................    315,440,767
Overdistributed net investment income...................................................       (113,075)
Accumulated net realized loss from investment, written option and foreign currency
  transactions..........................................................................    (24,865,208)
Net unrealized appreciation on investments, written options and translation of assets
  and liabilities denominated in foreign currencies.....................................      4,374,678
                                                                                           ------------
NET ASSETS -- Applicable to 29,116,068 shares of beneficial interest outstanding........   $295,128,323
                                                                                           ============
NET ASSET VALUE PER SHARE...............................................................         $10.14
                                                                                                =======

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended October 31, 1995
Oppenheimer Multi-Sector Income Trust

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $193,536).................................   $30,316,133
Dividends...............................................................................       160,706
                                                                                           -----------
         Total income...................................................................    30,476,839
                                                                                           -----------
EXPENSES:
Management fees -- Note 5...............................................................     1,877,737
Administrative fees -- Note 5...........................................................       577,765
Shareholder reports.....................................................................       150,863
Custodian fees and expenses.............................................................       142,278
Transfer agent and accounting service fees -- Note 5....................................        66,926
Legal and auditing fees.................................................................        46,702
Trustees' fees and expenses.............................................................        44,903
Registration and filing fees............................................................        33,875
Other...................................................................................        77,493
                                                                                           -----------
         Total expenses.................................................................     3,018,542
                                                                                           -----------
NET INVESTMENT INCOME...................................................................    27,458,297
                                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN
  CURRENCY:
Net realized gain (loss) on:
  Investments...........................................................................    (9,572,176)
  Closing of futures contracts..........................................................        69,120
  Closing and expiration of options written -- Note 4...................................       (86,336)
  Foreign currency transactions.........................................................      (258,123)
                                                                                           -----------
         Net realized loss..............................................................    (9,847,515)
                                                                                           -----------
Net change in unrealized appreciation or depreciation on:
  Investments and options written.......................................................    10,663,948
  Translation of assets and liabilities denominated in foreign currencies...............    (2,066,211)
                                                                                           -----------
         Net change.....................................................................     8,597,737
                                                                                           -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY...    (1,249,778)
                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................   $26,208,519
                                                                                           ===========

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Multi-Sector Income Trust

                                                                               Year Ended October 31,
                                                                            ----------------------------
                                                                                1995            1994
                                                                            ------------    ------------
OPERATIONS:
Net investment income....................................................   $ 27,458,297    $ 28,123,352
Net realized loss on investments, options written and foreign currency
  transactions...........................................................     (9,847,515)     (7,693,213)
Net change in unrealized appreciation or depreciation on investments, options written and translation of assets and liabilities denominated
  in foreign currencies..................................................      8,597,737     (15,068,472)
                                                                            ------------    ------------
    Net increase in net assets resulting from operations.................     26,208,519       5,361,667
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income.....................................    (26,608,817)    (24,512,388)
Tax return of capital distribution.......................................       (625,807)     (3,638,975)
BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares issued to shareholders in reinvestment of
  dividends -- Note 2....................................................        496,299       1,801,323
                                                                            ------------    ------------
Total decrease in net assets.............................................       (529,806)    (20,988,373)
NET ASSETS:
Beginning of period......................................................    295,658,129     316,646,502
                                                                            ------------    ------------
End of period (including overdistributed net investment income of
  $113,075 and $3,324,611, respectively).................................   $295,128,323    $295,658,129
                                                                            ============    ============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Oppenheimer Multi-Sector Income Trust

                                                                    Year Ended October 31,
                              ---------------------------------------------------------------------------------------------------
                                1995         1994         1993         1992         1991         1990         1989     1988(1)
                              --------     --------     --------     --------     --------     --------     --------   --------
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period................    $  10.17     $  10.96     $  10.46     $  10.64     $   9.88     $  10.63     $  11.17   $  11.16
                              --------     --------     --------     --------     --------     --------     --------   --------
Income (loss) from
 investment operations:
 Net investment income....         .94         1.00         1.08         1.06         1.11         1.15         1.12        .64
 Net realized and
   unrealized gain
   (loss).................        (.04)        (.82)         .43         (.08)         .82         (.78)        (.52)       .05
                              --------     --------     --------     --------     --------     --------     --------   --------
   Total income from
     investment
     operations...........         .90          .18         1.51          .98         1.93          .37          .60        .69
                              --------     --------     --------     --------     --------     --------     --------   --------
Dividends and
 distributions to
 shareholders:
 Dividends from net
   investment income......        (.91)        (.84)       (1.01)       (1.16)       (1.07)       (1.10)       (1.13)      (.59)
 Distributions from net
   realized gain..........          --           --           --           --         (.10)        (.02)        (.01)      (.06)
 Tax return of capital....        (.02)        (.13)          --           --           --           --           --         --
                              --------     --------     --------     --------     --------     --------     --------   --------
   Total dividends and
     distributions to
     shareholders.........        (.93)        (.97)       (1.01)       (1.16)       (1.17)       (1.12)       (1.14)      (.65)
Offering costs............          --           --           --           --           --           --           --       (.03)
                              --------     --------     --------     --------     --------     --------     --------   --------
Net asset value, end of
 period...................    $  10.14     $  10.17     $  10.96     $  10.46     $  10.64     $   9.88     $  10.63   $  11.17
                              ========     ========     ========     ========     ========     ========     ========   ========
Market value, end of
 period...................    $  10.00     $   9.50     $  11.25     $  11.13     $  11.13     $   9.38     $  10.13   $  11.50
TOTAL RETURN, AT MARKET
 VALUE(2).................       15.62%       (7.46)%      11.10%       11.48%       33.05%        4.09%       (1.86)%     6.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)...........    $295,128     $295,658     $316,647     $299,368     $301,568     $278,511     $299,673   $314,656
Average net assets (in
 thousands)...............    $288,884     $306,686     $307,244     $303,773     $289,681     $290,533     $307,735   $311,254
Number of shares
 outstanding at end of
 period (in thousands)....      29,116       29,065       28,896       28,625       28,347       28,194       28,194     28,162
Ratios to average net
 assets:
 Net investment income....        9.51%        9.17%       10.13%        9.95%       10.80%       11.16%       10.28%      9.80%(3)
 Expenses.................        1.05%        1.02%        1.00%        1.11%        1.16%(4)     1.03%        1.03%      1.01%(3)
Portfolio turnover
 rate(5)..................       240.1%       187.6%       131.3%        95.9%        59.7%        85.7%       162.0%      60.1%

(1) For the period from March 24, 1988 (commencement of operations) to October 31, 1988.

(2) Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.

(3) Annualized.

(4) Includes $.01 per share of federal excise tax expense. The expense ratio, exclusive of federal excise tax expense, was 1.10%.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1995 were $637,018,865 and $644,253,972, respectively.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Oppenheimer Multi-Sector Income Trust

1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Multi-Sector Income Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment advisor is Oppenheimer Management Corporation (the Manager). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation -- Portfolio securities are valued at the close of the New York Stock Exchange on the last day of each week on which day the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

Foreign Currency Translation -- The accounting records of the Trust are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Repurchase Agreements -- The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes -- The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At October 31, 1995, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $22,900,000, $6,700,000 of which will expire in 1998, $2,500,000 in 1999, $4,500,000 in 2002 and $9,200,000 in 2003.

Oppenheimer Multi-Sector Income Trust

Trustees' Fees and Expenses -- The Trust has adopted a nonfunded retirement plan for the Trust's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended, October 31, 1995, the Trust's projected benefit obligations were reduced by $2,641. In addition, one retired trustee is eligible for payments under the Trust's retirement plan and a payment of $2,026 was made. The accumulated liability for the Trust's projected benefit obligations was $113,074 at October 31, 1995.

Distributions to Shareholders -- The Trust intends to declare and pay dividends from net investment income monthly. Distributions from net realized gains on investments, if any, will be made at least once each year.

Classification of Distributions to Shareholders -- Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of paydown gains and losses and certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Trust.

During the year ended October 31, 1995, the Trust changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $3,832,676, a decrease in overdistributed net investment income of $2,987,863, and a decrease in accumulated net realized loss on investments of $844,813.

Other -- Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

2. SHARES OF BENEFICIAL INTEREST
The Trust has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                 Year Ended             Year Ended
                              October 31, 1995       October 31, 1994
                             ------------------    ---------------------
                             Shares     Amount     Shares       Amount
                             ------    --------    -------    ----------
Net increase from
 dividends reinvested.....   51,219    $496,299    168,788    $1,801,323

3. UNREALIZED GAINS AND LOSSES ON
   INVESTMENTS
At October 31, 1995, net unrealized appreciation on investments and options written of $4,034,682 was composed of gross appreciation of $9,659,546, and gross depreciation of $5,624,864.

4. OPTION ACTIVITY
The Trust may buy put and call options, or write covered call options on portfolio securities or cash secured put options in order to produce incremental earnings or protect against changes in the value of portfolio securities.

Oppenheimer Multi-Sector Income Trust

The Trust generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Trust receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Trust will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Trust gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Trust may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Trust pays a premium whether or not the option is exercised. The Trust also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 1995 was as follows:

                                                   Call Options
                                               --------------------
                                               Number      Amount
                                                 of          of
                                               Options    Premiums
                                               -------    ---------
Options outstanding at October 31, 1994.....       --            --
Options written.............................    38,535    $ 312,206
Options cancelled in closing transactions...   (15,932)    (137,048)
Options expired.............................    (6,874)     (22,375)
Options exercised...........................    (7,984)     (61,336)
                                                ------    ---------
Options outstanding at October 31, 1995.....     7,745    $  91,447
                                                ======    =========

                                                  Put Options
                                              --------------------
                                               Number      Amount
                                                 of          of
                                              Options     Premiums
                                              --------    --------
Options outstanding at October 31, 1994....         --         --
Options written............................    856,164    $ 8,850
Options expired............................   (856,164)    (8,850)
                                              --------    -------
Options outstanding at October 31, 1995....         --    $    --
                                              ========    =======

5. MANAGEMENT AND ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for an annual fee of .65% on the Trust's average annual net assets.

Mitchell Hutchins Asset Management Inc. serves as the Trust's Administrator. The Trust pays the Administrator an annual fee of .20% of the Trust's average annual net assets.

The Manager acts as the accounting agent for the Trust at an annual fee of $24,000, plus out-of-pocket costs and expenses reasonably incurred.

Shareholder Financial Services, Inc. (SFSI), a wholly-owned subsidiary of the Manager, is the transfer agent and registrar for the Trust. Fees paid to SFSI are based on the number of accounts and the number of shareholder transactions, plus out-of-pocket costs and expenses.

Oppenheimer Multi-Sector Income Trust

6. ILLIQUID AND RESTRICTED SECURITIES
At October 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Trust intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at October 31, 1995 was $2,638,989 which represents .89% of the Trust's net assets. Information concerning these securities is as follows:

                                                         Valuation Per
                               Acquisition     Cost       Unit as of
           Security               Date       Per Unit   October 31, 1995
------------------------------ -----------   --------   ---------------
Arizona Charlie's, Inc., 12%
 First Mtg. Nts., Series A,
 11/15/00.....................  11/18/93     $100.00        $ 79.00
Becker Gaming, Inc. Wts.,
 Exp. 11/00...................  11/18/93     $  2.00        $  1.00
Canadian Imperial Bank, 10%
 Certificate of Deposit
 British Pound Sterling
 Maximum Rate Linked Nts.,
 11/8/96......................  4/28/95      $100.00        $102.00
Capitol Queen & Casino, Inc.,
 12% First Mtg. Nts., Series
 A, 11/15/00..................  11/18/93     $ 87.50        $ 89.00
Jamaica (Government of) 1990
 Refinancing Agreement Nts.,    7/12/95-
 Tranche A, 6.75%, 10/16/00...  8/15/95      $ 88.75        $ 89.50
Purity Supreme, Inc. Wts.,
 Exp. 8/97....................  7/29/92           --        $   .02
Triangle Wire & Cable, Inc.
 Common Stock.................  5/2/94       $  9.50        $  2.00
United Mexican States,
 Combined Facility 3, Loan
 Participation Agreement,
 Tranche A, 6.75%, 9/20/97....  10/25/94     $ 89.00        $ 69.38

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Trust uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Trust generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Trust may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Trust will realize a gain or loss upon the closing or settlement of the forward transaction.

In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are reported with all other foreign currency gains and losses in the Trust's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Oppenheimer Multi-Sector Income Trust

At October 31, 1995, the Trust had outstanding forward contracts to purchase and sell foreign currencies as follows:

                            Contract       Valuation      Unrealized
 Contracts   Exchange        Amount          as of        Appreciation
to Purchase    Date          (000s)    October 31, 1995  (Depreciation)
-----------  ---------    -------------   -----------     --------
Canadian
 Dollar
 (CAD).....  11/2/95       5,525 CAD      $ 4,107,758     $ 75,647
German
 Deutsche
 Mark        11/6/95-
 (DEM).....  11/30/95     28,240 DEM       20,053,058       41,604
Netherlands
 Guilder
 (NLG).....  11/1/95       1,607 NLG        1,017,098       (2,671)
Swedish
 Krone
 (SEK).....  11/2/95         172 SEK           25,923          (69)
                            ----             --------       ------
                          35,544          $25,203,837     $114,511
                          ----               --------       ------
Contracts
to Sell
-----------
Canadian
 Dollar
 (CAD).....  11/2/95       5,525 CAD      $ 4,107,758     $ 16,115
German
 Deutsche
 Mark        11/6/95-
 (DEM).....  11/30/95     28,240 DEM       20,053,058      219,808
New Zealand
 Dollar
 (NZD).....  11/3/95           4 NZD            2,702            2
                            ----             --------       ------
                          33,769          $24,163,518      235,925
                          ------          -----------     --------
Net
 Unrealized
 Appreciation..                                           $350,436
                                                          ========

Oppenheimer Multi-Sector Income Trust

       8. QUARTERLY RESULTS OF OPERATIONS: (UNAUDITED)

                                                      Net Realized and
                                                   Unrealized Gain (Loss)              Net Increase
                                                      on Investments,               (Decrease) in Net
                                                    Options and Foreign           Assets Resulting from
                    Net Investment Income          Currency Transactions                Operations                Market Price
                    ----------------------         ----------------------         ----------------------             on NYSE
Quarter              Total            Per           Total            Per           Total            Per        -------------------
  ended              (000)           Share          (000)           Share          (000)           Share        High         Low
-------------       -------          -----         --------         -----         --------         -----       -------     -------
October 31, 1995... $ 6,825          $ .23         $    454         $ .02         $  7,279         $ .25       $ 10.00     $ 9.375
July 31, 1995......   7,054            .24            6,929           .24           13,983           .48         9.875       9.375
April 30, 1995.....   6,516            .23            5,028           .17           11,544           .40         10.00        9.25
January 31, 1995...   7,063            .24          (13,660)         (.47)          (6,597)         (.23)        10.00       8.875
                    -------          -----         --------         -----         --------         -----
          Totals... $27,458          $ .94         $ (1,249)        $(.04)        $ 26,209         $ .90
                    =======          =====         ========         =====         ========         =====
October 31, 1994... $ 6,743          $ .23         $ (3,543)        $(.12)        $  3,200         $ .11       $10.375     $ 9.125
July 31, 1994......   7,104            .25           (2,081)         (.08)           5,023           .17        10.625       10.00
April 30, 1994.....   7,073            .26          (24,698)         (.87)         (17,625)         (.61)       11.375       10.00
January 31, 1994...   7,203            .26            7,561           .25           14,764           .51        11.375      10.625
                    -------          -----         --------         -----         --------         -----
          Totals... $28,123          $1.00         $(22,761)        $(.82)        $  5,362         $ .18
                    =======          =====         ========         =====         ========         =====
October 31, 1993... $ 7,974          $ .27         $     (3)        $ .00         $  7,971         $ .27       $11.375     $ 11.00
July 31, 1993......   7,175            .25            4,200           .16           11,375           .41        11.375       11.00
April 30, 1993.....   7,782            .27            9,342           .31           17,124           .58         11.25       10.75
January 31, 1993...   8,200            .29           (1,263)         (.04)           6,937           .25         11.00       10.00
                    -------          -----         --------         -----         --------         -----
          Totals... $31,131          $1.08         $ 12,276         $ .43         $ 43,407         $1.51
                    =======          =====         ========         =====         ========         =====

INDEPENDENT AUDITORS' REPORT
Oppenheimer Multi-Sector Income Trust

The Board of Trustees and Shareholders of
Oppenheimer Multi-Sector Income Trust:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Multi-Sector Income Trust as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the seven-year period then ended and the period from March 24, 1988 (commencement of operations) to October 31, 1988. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Multi-Sector Income Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period then ended and the period from March 24, 1988 (commencement of operations) to October 31, 1988, in conformity with generally accepted accounting principles.

KPMG PEAT MARWICK LLP

Denver, Colorado
November 21, 1995

FEDERAL INCOME TAX INFORMATION (Unaudited)
Oppenheimer Multi-Sector Income Trust

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 1995. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

Dividends paid by the Trust during the fiscal year ended October 31, 1995 which are not designated as capital gain distributions should be multiplied by .60% to arrive at the net amount eligible for the corporate dividend received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

SHAREHOLDER MEETING (Unaudited)

On May 3, 1995, an annual shareholder meeting was held at which the five Trustees identified below were elected and the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Trust for the fiscal year beginning November 1, 1994 was ratified (Proposal No. 1). In addition, the terms of office of the following Trustees continued after the meeting: Messrs. Leon Levy, Leo Cherne, Clayton K. Yeutter, Sidney M. Robbins, and Donald W. Spiro and Ms. Elizabeth B. Moynihan and Pauline Trigere. The following is a report of the votes cast:

                                                                               Withheld/
            Nominee/Proposal                     For            Against         Abstain            Total
----------------------------------------   ---------------    ------------    ------------    ---------------
Trustee
Robert G. Galli.........................   16,644,292.1176     68,119.7701    194,646.8293    16,907,058.7170
Benjamin Lipstein.......................   16,647,553.0115     68,119.7701    191,385.9354    16,907,058.7170
Kenneth A. Randall......................   16,656,682.0531     68,119.7701    182,256.8938    16,907,058.7170
Edward V. Regan.........................   16,658,674.9350     68,119.7701    180,264.0119    16,907,058.7170
Russell S. Reynolds, Jr. ...............   16,657,323.4538     68,119.7701    181,615.4931    16,907,058.7170
Proposal No. 1..........................   16,532,571.8546    112,308.0326    262,178.8298    16,907,058.7170

OPPENHEIMER MULTI-SECTOR INCOME TRUST
GENERAL INFORMATION CONCERNING THE TRUST

Oppenheimer Multi-Sector Income Trust (the Trust) is a closed-end diversified management investment company with a primary investment objective of seeking high current income consistent with preservation of capital. The Trust's secondary investment objective is capital appreciation. In seeking its objectives, the Trust may invest any percentage of its assets in at least three of the following seven fixed-income sectors: U.S. Government, Corporate, International, Asset-Backed, Municipal, Convertible and Money Market. Current income, preservation of capital and, secondarily, possible capital appreciation will be considerations in the allocation of assets among such sectors. The Trust may invest in a number of different kinds of "derivative investments," and may also engage in certain special investment techniques, including repurchase transactions, when-issued and delayed delivery transactions and hedging. The investment advisor to the Trust is Oppenheimer Management Corporation (the Manager).

The Portfolio Managers of the Trust are Robert Patterson, Thomas Reedy, David Rosenberg, Ashwin Vasan, Carol Wolf and Arthur Zimmer, who also serve as Vice Presidents of the Trust and are officers of certain mutual funds managed by the Manager (Oppenheimer funds). Messrs. Reedy, Rosenberg, Vasan and Zimmer and Ms. Wolf also serve as Vice Presidents of the Manager and Mr. Patterson serves as Senior Vice President of the Manager. The foregoing persons have been the persons principally responsible for the day-to-day management of the Trust's portfolio since inception (March 1988), August 1993, June 1994 and August 1993, as to Messrs. Patterson, Reedy, Rosenberg and Vasan, respectively, and since July 1990 and October 1990 as to Ms. Wolf and Mr. Zimmer, respectively. During the past five years, such persons also served as an officer and portfolio manager for other Oppenheimer funds and, in addition, Mr. Reedy served as a securities analyst for the Manager, and, prior to joining the Manager, Mr. Rosenberg served as an officer and portfolio manager for Delaware Investment Advisors and one of its mutual funds, Mr. Vasan served as a securities analyst for Citibank, N.A. and Mr. Zimmer served as Vice President of Hanifen Imhoff Management Company, a mutual fund investment advisor.

Dividend Reinvestment and Cash Purchase Plan -- Pursuant to the Trust's Dividend Reinvestment and Cash Purchase Plan (the Plan), as to shares of the Trust (Shares) not registered in nominee name, all dividends and capital gains distributions (Distributions) declared by the Trust will be automatically reinvested in additional full and fractional Shares unless a shareholder elects to receive cash. If Shares are registered in nominee name, the shareholder should consult the nominee if the shareholder desires to participate in the Plan. Shareholders that participate in the Plan (Participants) may, at their option, make additional cash investments in Shares, semi-annually in amounts of at least $100, through payment to Shareholder Financial Services, Inc., the agent for the Plan (the Agent), accompanied by a service fee of $.75.

Depending upon the circumstances hereinafter described, Plan Shares will be acquired by the Agent for the Participant's account through receipt of newly issued Shares or the purchase of outstanding Shares on the open market. If the market price of Shares on the relevant date (normally the payment date) equals or exceeds their net asset value, the Agent will ask the Trust for payment of the Distribution in additional Shares at the greater of the Trust's net asset value determined as of the date of purchase or 95% of the then-current market price. If the market price is lower than net asset value, the Distribution will be paid in cash, which the Agent will use to buy Shares on The New York Stock Exchange (the NYSE), or otherwise on the open market to the extent available. If the market price exceeds the net asset value before the Agent has completed its purchases, the average purchase price per Share paid by the Agent may exceed the net asset value, resulting in fewer Shares being acquired than if the Distribution had been paid in Shares issued by the Trust.

Participants may elect to withdraw from the Plan at any time and thereby receive cash in lieu of Shares by sending appropriate written instructions to the Agent. Elections received by the Agent will be effective only if received more than ten days prior to the record date for any Distribution; otherwise, such termination will be effective shortly after the investment of such Distribution with respect to any subsequent Distribution. Upon withdrawal from or termination of the Plan, all Shares acquired under the Plan will remain in the Participant's account unless otherwise requested. For full Shares, the Participant may either: (1) receive without charge a share certificate for such Shares; or (2) request the Agent (after receipt by the Agent of signature guaranteed instructions by all registered owners) to sell the Shares acquired under the Plan and remit the proceeds less any brokerage commissions and a $2.50 service fee. Fractional Shares may either remain in the Participant's account or be reduced to cash by the Agent at the current market price with the proceeds remitted to the Participant. Shareholders who have previously withdrawn from the Plan may rejoin at any time by sending written instructions signed by all registered owners to the Agent.

There is no direct charge for participation in the Plan; all fees of the Agent are paid by the Trust. There are no brokerage charges for Shares issued directly by the Trust. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases of Shares to be issued under the Plan. Participants will receive tax information annually for their personal records and to assist in federal income tax return preparation. The automatic reinvestment of Distributions does not relieve Participants of any income tax that may be payable on Distributions.

The Plan may be terminated or amended at any time upon 30 days' prior written notice to Participants which, with respect to a Plan termination, must precede the record date of any Distribution by the Trust. Additional information concerning the Plan may be obtained by shareholders holding Shares registered directly in their names by writing the Agent, Shareholder Financial Services, Inc., P.O. Box 173673, Denver, CO 80217-3673 or by calling 1-800-647-7374.
Shareholders holding Shares in nominee name should contact their brokerage firm or other nominee for more information.

Shareholder Information -- The Shares are traded on the NYSE. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "OppenMlti." The Trust's NYSE trading symbol is OMS. Weekly net asset value (NAV) and market price information about the Trust is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, and other newspapers in a table called "Closed-End Bond Funds."

            OPPENHEIMER MULTI-SECTOR INCOME TRUST

                Officers and Trustees
                Leon Levy, Chairman of the Board
                 of Trustees
                Leo Cherne, Trustee
                Robert G. Galli, Trustee
                Benjamin Lipstein, Trustee
                Bridget A. Macaskill, Trustee
                Elizabeth B. Moynihan, Trustee
                Kenneth A. Randall, Trustee
                Edward V. Regan, Trustee
                Russell S. Reynolds, Jr., Trustee
                Sidney M. Robbins, Trustee
                Donald W. Spiro, Trustee and President
                Pauline Trigere, Trustee
                Clayton K. Yeutter, Trustee
                Robert E. Patterson, Vice President
                Thomas P. Reedy, Vice President
                David Rosenberg, Vice President
                Ashwin K. Vasan, Vice President
                Carol Wolf, Vice President
                Arthur Zimmer, Vice President
                George C. Bowen, Treasurer
                Robert J. Bishop, Assistant Treasurer
                Scott Farrar, Assistant Treasurer
                Andrew J. Donohue, Secretary
                Robert G. Zack, Assistant Secretary

                Investment Advisor
                Oppenheimer Management Corporation

                Administrator
                Mitchell Hutchins Asset Management, Inc.

                Transfer Agent and Registrar
                Shareholder Financial Services, Inc.

                Custodian of Portfolio Securities
                The Bank of New York

                Independent Auditors
                KPMG Peat Marwick LLP

                Legal Counsel
                Gordon Altman Butowsky Weitzen Shalov
                  & Wein

                This is a copy of a report to shareholders of Oppenheimer Multi-Sector Income Trust. It does not offer for sale or solicit orders to buy any securities.

                Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

                Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

                RA0680.001.1295 [LOGO] Printed on recycled paper

                  1995 ANNUAL REPORT

-------------------------------------------------------------
                  OPPENHEIMER

                  MULTI-SECTOR

                  INCOME TRUST

                  OCTOBER 31, 1995

           [OPPENHEIMERFUNDS LOGO]